UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                                 December 28, 1998
                Date of Report (Date of earliest event reported)

                              CENIT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-20378                  54-1592546
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

     225 West Olney Road                                            23510
     Norfolk, Virginia                                           (Zip Code)
(Address of principal executive office)

     Registrant's telephone number, including area code:   (757) 446-6600


Item 5 - Other Events

     On December 28, 1998, the Registrant issued a news release reporting the filing of a shareholder proposal.

     The press release is attached as EXHIBIT 99.1.

Item 7 - Financial statements and exhibits.

     The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CENIT BANCORP, INC.



DATE:  December 31, 1998                  /S/ Michael S. Ives
                                          Michael S. Ives
                                          President and Chief Executive Officer



DATE:  December 31, 1998                  /S/ John O. Guthrie
                                          John O. Guthrie
                                          Senior Vice President and
                                          Chief Financial Officer


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EXHIBIT INDEX


EXHIBIT             DESCRIPTION OF EXHIBIT
-------             ----------------------

  3.4          Amended Bylaws of CENIT Bancorp, Inc.
 99.1          News Release dated December 28, 1998

Exhibit 3.4
Amended Bylaws of CENIT Bancorp, Inc.

                               CENIT BANCORP, INC.

                                     BYLAWS
                      (as amended as of December 15, 1998)


                            ARTICLE I - STOCKHOLDERS

         Section 1.  Annual Meeting.

         An annual meeting of the stockholders of the Corporation, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months subsequent to the later of the date of incorporation of the Corporation or the last annual meeting of stockholders.

         Section 2.  Special Meetings.

         Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) (hereinafter the "Whole Board").

         Section 3.  Notice of Meetings.

         Written notice of the place, date, and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or by the Certificate of Incorporation of the Corporation).

         When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; except that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.



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         Section 4.  Quorum.

         At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting (after giving effect to the provisions of Article IV(C) of the Certificate of Incorporation of the Corporation), present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes of shares is required, a majority of the shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that matter.

         If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote (after giving effect to the provisions of Article IV(C) of the Certificate of Incorporation of the Corporation) who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.

         If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

         Section 5.  Organization.

         Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote (after giving effect to the provisions of Article IV(C) of the Certificate of Incorporation of the Corporation) who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints. The chairman of the meeting shall also have the power to appoint such other officers of the meeting as he or she shall deem appropriate.

         Section 6.  Conduct of Business.

         (a) The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may to the extent not prohibited by law include,


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without limitation,  the following:  (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted, if any, to questions or comments by participants in the meeting. Unless, and to the extent, determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. Any person in attendance at a meeting of stockholders shall, at the time of gaining recognition from the chairman, state the name of the speaker, the number of shares owned by the speaker, and if appearing in a representative capacity, produce satisfactory written evidence of the right of representation signed by a stockholder of record. Upon a failure to comply with this requirement, the chairman of the meeting may ignore the speaker, and, if deemed necessary, request the sergeant-at-arms to remove the proposed speaker from the meeting.

         (b) At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this Section 6(b). For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days in advance of the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of the stockholders. A stockholder's notice to the Secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder who proposes such business, (iii) the class and number of shares of the Corporation's capital stock that are beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this Section 6(b). The officer of the Corporation or other person presiding over the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 6(b) and, if he should so determine, shall so declare to the meeting, and any such business so determined to be not properly brought before the meeting shall not be transacted.
Notwithstanding the foregoing provisions, a stockholder shall also comply with all applicable requirements of the



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Securities  and  Exchange Act of 1934 and the rules and  regulations  thereunder with respect to the matters set forth in this Section 6(b).

                  At any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors.

         (c) Only persons who are nominated in accordance with the procedures and qualifications set forth in these Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 6(c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days in advance of the date of the Corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of the stockholders. Such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Rule 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all biographical, financial and other information, and all certifications, reports and submissions required by the Office of Thrift Supervision, Federal Reserve Board, Virginia Bureau of Financial Institutions or any other regulatory agency with supervisory authority over the Corporation or any of its subsidiaries, or any successor to such a regulatory agency, with respect to the designation of a new director of a holding company or financial institution regulated by such a regulatory agency; (iii) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information as shall be necessary to demonstrate that such person meets the qualifications set forth in
Article II, Section 10 of these Bylaws; and (iv) as to the stockholder giving the notice (x) the name and address, as they appear on the Corporation's books, of such stockholder and (y) the class and number of shares of the Corporation's capital stock that are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 6(c). The officer of the Corporation or other person presiding over the meeting shall, if the facts so warrant,


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determine that a nomination was not made in accordance with such provisions and, if he should so determine, shall so declare to the meeting, and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions, a stockholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 6(c).

         Section 7.  Proxies and Voting.

         At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing filed in accordance with the procedure established for the meeting.

         Each stockholder shall have one (1) vote for every share of stock entitled to vote which is registered in his or her name on the record date for the meeting, except as otherwise provided herein or in the Certificate of Incorporation or required by law.

         All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; except that upon demand therefore by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

         All elections shall be determined by a plurality of the votes cast. Except as otherwise required by law, with respect to any other action to be taken by the stockholders, such action will be deemed to have been taken only
(a) if the taking of such action has been affirmatively recommended to the stockholders by the Board of Directors, the action is approved by a majority of the votes cast at the meeting, (b) in all other cases, if the action is approved by votes constituting both a majority of votes cast at the meeting and votes representing a majority of the total number of outstanding shares of the Company as of the record date for the meeting.

         Section 8.  Stock List.

         A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

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         The stock list shall  also be kept at the place of the  meeting  during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

         Section 9.  No Consent of Stockholders in Lieu of Meeting.

         Subject to the rights of the holders of any class or series of preferred stock of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

                         ARTICLE II - BOARD OF DIRECTORS

         Section 1.  General Powers, Number and Term of Office.

         The business and affairs of the Corporation shall be under the direction of its Board of Directors. The number of directors who shall constitute the Whole Board shall be such number as the Board of Directors shall from time to time have designated, except that in the absence of any such designation, such number shall be eleven (11). The Board of Directors shall annually elect a Chairman from among its members.

         The directors, other than those who may be elected by the holders of any class or series of preferred stock, shall be divided, with respect to the time for which they severally hold office, into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders, the term of office of the second class to expire at the second annual meeting of stockholders and the term of office of the third class to expire at the third annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders (or special meeting in lieu thereof), commencing with the first annual meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

         Section 2.  Vacancies and Newly Created Directorships.

         Subject to the rights of the holders of any class or series of preferred stock, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of

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stockholders  at which the term of  office of the class to which  they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board shall shorten the term of any incumbent director.

         Section 3.  Regular Meetings.

         Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

         Section 4.  Special Meeting.

         Special meetings of the Board of Directors may be called by one-half (1/2) of the directors then in office (rounded up to the nearest whole number), by the Chairman of the Board or by the President of the Corporation, and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telegraphing or telexing or by facsimile transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

         Section 5.  Quorum.

         At any meeting of the Board of Directors, a majority of the authorized number of directors then constituting the Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

         Section 6.  Participation in Meetings by Conference Telephone.

         Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all person participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

         Section 7.  Conduct of Business.

         At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined


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by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.

         Section 8.  Powers.

         The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

         (1) To declare dividends from time to time in accordance with law;

         (2) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

         (3) To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

         (4) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

         (5) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

         (6) To adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine;

         (7) To adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its subsidiaries as it may determine; and,

         (8) To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation's business and affairs.




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         Section 9.  Compensation of Directors.

         Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the Board of Directors.

         Section 10.  Qualification of Directors.

         No person shall be qualified to stand for election as a member of the Board of Directors, or to continue to serve as a member of the Board of Directors, unless he or she is domiciled in or has a principal residence in a county or city in which the Corporation or any of its subsidiaries has an office, or in any county or city that is contiguous to a county or city in which the Corporation or any of its subsidiaries has an office.

                            ARTICLE III - COMMITTEES

         Section 1.  Committees of the Board of Directors.

         The Board of Directors, by a vote of a majority of the Board of Directors, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

         Section 2.  Conduct of Business

         Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any



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



committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

         Section 3.  Nominating Committee.

         The Board of Directors shall appoint a Nominating Committee of the Board, consisting of three (3) members, one of which shall be the President of the Corporation if, and only so long as, the President remains in office as a member of the Board of Directors. The Nominating Committee shall have authority
(a) to review any nominations for election to the Board of Directors made by a stockholder of the Corporation pursuant to Section 6(c)(ii) of Article I of these Bylaws in order to determine compliance with such Bylaw, and (b) to recommend to the Whole Board nominees for election to the Board of Directors to replace those directors whose terms expire at the next ensuing annual meeting of stockholders.

                              ARTICLE IV - OFFICERS

         Section 1.  Generally.

         (a) The Board of Directors as soon as may be practicable after the annual meeting of stockholders shall choose a President and Chief Executive Officer (the "President"), one or more Vice Presidents, a Secretary, and a Treasurer, and from time to time may choose such other officers as it may deem proper. An officer may be chosen from among the directors.
Any number of offices may be held by the same person.

         (b) The term of office of all officers shall be until the next annual election of officers and until their respective successors are chosen, but any officer may be removed from office at any time by the affirmative vote of a majority of the authorized number of directors then constituting the Board of Directors.

         (c) Each officer chosen by the Board of Directors shall have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have such powers and duties as from time to time may be conferred upon them by the Board of Directors or by any committee thereof.

         Section 2.  President.

         The President shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general power over the management and oversight of the administration and operation of the Corporation's business and general supervisory power and authority over its policies and affairs. He shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.




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         Section 3.  Vice President.

         The Vice President or Vice Presidents shall perform the duties of the President in his absence or during his disability to act. In addition, the Vice Presidents shall perform the duties and exercise the powers usually incident to their respective offices and/or such other duties and powers as may be properly assigned to them from time to time by the Board of Directors or the President.

         Section 4.  Secretary.

         The Secretary or an Assistant Secretary shall issue notices of meetings, shall keep minutes of such meetings, shall have charge of the corporate seal and the corporate books, and shall perform such other duties and exercise such other powers as are usually incident to such offices and/or such other duties and powers as are properly assigned thereto by the Board of Directors or the President.

         Section 5.  Treasurer.

         The Treasurer shall have charge of all monies and securities of the Corporation, other than monies and securities of any division of the Corporation which has a treasurer or financial officer appointed by the Board of Directors, and shall keep regular books of account. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer with such banks or trust companies as the Board of Directors from time to time shall designate. He shall sign or countersign such instruments as require his signature, shall perform all such duties and have all such powers as are usually incident to such office and/or such other duties and powers as are properly assigned to him by the Board of Directors or the President, and may be required to give bond for the faithful performance of his duties in such sum and with such surety as may be required by the Board of Directors.

         Section 6.  Assistant Secretaries and Other Officers.

         The Board of Directors may appoint one or more assistant Secretaries and one or more assistant Treasurers, which officers shall have such powers and shall perform such duties as are provided in these Bylaws or as may be properly assigned to them by the Board of Directors or the President.

         Section 7.  Action with Respect to Securities of Other Corporations.

         Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may

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hold  securities  and  otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

                                ARTICLE V - STOCK

         Section 1.  Certificates of Stock.

         Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

         Section 2.  Transfers of Stock.

         Transfer of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

         Section 3.  Record Date.

         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date for any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; except that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the date next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; except that the Board of Directors may fix a new record date for the adjourned meeting.

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         Section 4.  Lost, Stolen or Destroyed Certificates.

         In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

         Section 5.  Regulations.

         The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

                              ARTICLE VI - NOTICES

         Section 1.  Notices.

         Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram or mailgram or other courier. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice is received, if hand delivered, or dispatched, if delivered through the mails or by telegram or mailgram or other courier, shall be the time of the giving of the notice.

         Section 2.  Waivers.

         A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.

                           ARTICLE VII - MISCELLANEOUS

         Section 1.  Facsimile Signatures.

         In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

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         Section 2.  Corporate Seal.

         The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

         Section 3.  Reliance upon Books, Reports and Records.

         Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person who has been selected with reasonable care by or on behalf of the Corporation as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence.

         Section 4.  Fiscal Year.

         The fiscal year of the Corporation shall be as fixed by the Board of Directors.

         Section 5.  Time Periods.

         In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

                            ARTICLE VIII - AMENDMENTS

         These Bylaws may be altered, amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting or, in the case of a meeting of the Board of Directors, in a notice given not less than two days prior to the meeting; except that notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock (as defined in the Certificate of Incorporation) required by law, the Certificate of Incorporation, any Preferred Stock Designation (as defined in the Certificate of Incorporation) or these Bylaws, the affirmative votes of the holders of at least 80% of the voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required in order for these Bylaws to be altered, amended, added to, rescinded or repealed by the stockholders of the Corporation.

EXHIBIT 99.1
News Release dated December 28, 1998
--------------------------------------------------------------------------------

CENIT Bancorp, Inc.
225 West Olney Road
Norfolk, Virginia 23510-1586
[757] 446-6600


DATE:             December 28, 1998

CONTACT:          John O. Guthrie
                  Senior Vice President and CFO
                  757-446-6600

                  CENIT REPORTS FILING OF SHAREHOLDER PROPOSAL

         (Norfolk, Virginia) - CENIT Bancorp, Inc. (NASDAQ: CNIT) today reported that it has received a request from Mid-Atlantic Investors ("Mid-Atlantic") and Jerry Zucker, two of its shareholders, to include a proposal in its proxy statement for CENIT's 1999 annual meeting, which is scheduled to be held in the spring of 1999.

         The stockholder proposal would ask the shareholders of the Company to express their desire that CENIT pursue an immediate sale, merger or other acquisition of the Company.

         At CENIT's 1997 annual meeting, CENIT's stockholders rejected a similar proposal, as well as three director candidates nominated by Mid-Atlantic.

         Michael S. Ives, President and Chief Executive Officer of CENIT, observed, "Last year, Mid-Atlantic withdrew a similar proposal after reviewing our plans to maximize shareholder value. By filing this proposal today, Mid-Atlantic has reserved its right to offer a shareholder proposal at next year's meeting. Just as we did last year, we intend to communicate with Mid-Atlantic, and we are hopeful that Mid-Atlantic will decide not to pursue its proposal."
                                       ##



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